                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 August 14, 2002



                              TRIPATH IMAGING, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                  0-22885                     56-1995728
(State or other jurisdiction    (Commission File               (IRS Employer
      of incorporation)             Number)                 Identification No.)



             780 Plantation Drive, Burlington, North Carolina 27215
              (Address of principal executive offices and zip code)



               Registrant's telephone number, including area code:
                                 (336) 222-9707

Item 9.           Regulation FD Disclosure.

         On August 14, 2002, we filed our quarterly report on Form 10-Q for the quarter ended June 30, 2002 with the Securities & Exchange Commission. Attached as correspondence to that Form 10-Q were the certifications of our Chief Executive Officer and our Chief Financial Officer, as required by 18 U.S.C.
Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, which certifications are filed as exhibit 99.1 hereto.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  August 14, 2002                        TRIPATH IMAGING , INC.





                                              By: /s/ Stephen P. Hall
                                                  ------------------------------
                                                  Stephen P. Hall
                                                  Chief Financial Officer
                                                  Principal Accounting Officer